UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2018

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton, Bermuda		HM 11
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced in a Current Report on Form 8-K filed on November 26, 2018, Kosmos Energy Ltd. (“we,” “us,” “our” or “Kosmos”) has elected to discontinue from Bermuda and redomesticate in the State of Delaware (the “Redomestication”). Kosmos aims to complete the Redomestication by year-end 2018 or shortly thereafter in January 2019. The Redomestication will become effective (the “Effective Date”) upon the filing by Kosmos of a certificate of conversion and certificate of incorporation with the Delaware Secretary of State.

No shareholder action is required in connection with the Redomestication, and all shareholders’ existing economic rights will remain the same. All shares of Kosmos common stock will automatically convert to a new CUSIP/ISIN (500688 106/US5006881065) after market close on the Effective Date.

In addition, following the Effective Date and in connection with the Redomestication, Kosmos intends to issue a notice to its shareholders pursuant to §1.367(b)-1(c) of the Internal Revenue Code of 1986 (as amended). The notice, a form of which has been attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01. Such Exhibit shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company, except as otherwise expressly stated in such filing.

Further, in connection with the Redomestication, Kosmos has placed an advertisement in the Wall Street Journal on December 10, 2018. A copy of such advertisement is attached hereto as Exhibit 99.2 and is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Other Exhibits.

The following exhibits are furnished as part of this current report on Form 8-K:

(d)	Exhibits

Exhibit No.	Description
99.1	Kosmos Energy Notice to Shareholders pursuant to §1.367(b)-1(c)
99.2	Kosmos Energy Advertisement placed December 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2018

KOSMOS ENERGY LTD.

By:	/s/ Jason E. Doughty
Jason E. Doughty
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Kosmos Energy Notice to Shareholders pursuant to §1.367(b)-1(c)
99.2	Kosmos Energy Advertisement placed December 10, 2018

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